To the Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York 10016

     Re: Coffee Holding Co., Inc.

     The undersigned, Lester S. Ganzfried, a certified public accountant, does hereby consent to the use of my opinions dated December 19, 1996 and September 22, 1997, to Coffee Holding Co., Inc. to be used and filed in connection with the Post-Effective Amendment to Transpacific International Group Corp.'s Registration Statement and Prospectus on Form SB-2, as filed with the Securities and Exchange Commission. I also consent to the use of my name under the caption "Experts" in the above-mentioned Post-Effective Amendment.



     IRA D. GANZFRIED & COMPANY


Dated:  November 7, 1997
        New York, New York


BY: LESTER S. GANZFRIED, C.P.A.

CHACON & ASSOCIATES
Certified Public Accountants
78 Euclid Avenue
Ardsley, New York  10502



To The Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York  10016


                   Re:  TRANSPACIFIC INTERNATIONAL GROUP CORP.



The undersigned, Chacon & Associates, a certified public accountants, do hereby consent to the use of my opinions dated December 16, 1996 and July 24, 1997, to Transpacific International Group Corp. to be used and filed in connection with the Post-Effective Amendment to Transpacific International Group Corp.'s SB-2 Registration Statement and Prospectus, as filed with the Securities and Exchange Commission. I also consent to the use of my name under the caption "Experts" in the above-mentioned Registration Statement.









Dated: November 6, 1997
       New York, New York

To The Board of Directors of
Transpacific International Group Corp.
347 Fifth Avenue, Suite 1507
New York, New York  10016


                   Re:  Transpacific International Group Corp.



We, SCHONFELD & WEINSTEIN, hereby consent to the use of our opinion dated November 5, 1997, to Transpacific International Group Corp. to be used and filed in connection with the SB-2 Registration Statement and Prospectus, as filed with the Securities and Exchange Commission.



SCHONFELD & WEINSTEIN, LLP


Dated: November 5, 1997
       New York, New York